Vanguard Total International Bond Index Fund
Supplement Dated September 30, 2022, to the Prospectus and Summary Prospectus Dated February 25, 2022
Important Changes to Vanguard Total International Bond Index Fund (the Fund)
Effective immediately, Tara Talone has been added as a co-portfolio manager of the Fund. She joins Joshua C. Barrickman, who will continue to co-manage the Fund.
The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the Fund Summary or ETF Summary section:
Tara Talone, CFA, Portfolio Manager at Vanguard. She has co-managed the Fund since September 2022.
Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the More on the Fund or More on the Fund and ETF Shares section:
Tara Talone, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2006, has managed investment portfolios since 2018, and has co-managed the Fund since September 2022. Education: B.S., Saint Joseph’s University; M.B.A., The Wharton School of the University of Pennsylvania.

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